COLLEGIATE PACIFIC, INC.
(AMEX:BOO)

- First catalogs mailed February 1998
- $0-$21M in first 60 months of operation
- Employees (including mfg.) as of July 1, 2002

  Dallas, Texas Headquarters (53)
  Memphis,TN Satellite Office (4)

- 100,000 sq ft warehouse & office space

Who is Collegiate Pacific

Who is Collegiate Pacific

Collegiate Pacific is the nations fastest growing manufacturer and distributor of sporting goods with a customer base consisting primarily of institutional type customers such as churches, schools, municipal and federal agencies. The company serves 35,000 existing accounts with over 3,000 products and is adding new accounts at a rate of 500-700 per month. The company focuses it's marketing activities and product development on what is generally described as "revenue producing sports" such as baseball, football, and basketball.

Who Manages Collegiate Pacific

The management team consists of Michael Blumenfeld, founder and former CEO of two $100 million direct selling sports enterprises, and his staff of former executives and department heads. Within Collegiate Pacific there is approximately 400 years of cumulative experience in all phases of corporate management, product development and manufacturing. In the past 31 years of this team being together, they have never had a down year in revenue production.

The CP Way

Industry	Collegiate Pacific
Manufacturer ↓ Distributor ↓ Sales Force ↓ Dealer ↓	↓
Customer	**Customer**

Differences:

- **30-60% Price Savings**
- **Delivery in 7 days vs. 4 weeks**

Building the Platform…

- AMEX listing June 2000
- $10M in shareholder equity
- Every employee is a stock and/or option holder
- Clean balance sheet
- First 40 employees all mid-high level managers from industry with 400 years of cumulative experience.

Operating Philosophy

Leverage Management Experience

- 400+ cumulative years in product design, mfg and marketing

Leverage "Quick Ship" Business Model

- 2-Day shipping on items that require 6-8 weeks from others
- Manufacturing expertise drives shipping capabilities

Sales by Operating Entity


PMI
$2.6M
CP
12.7M
VPI
$5.7M

FY 2003


PMI
$2.7M
VPI
$6.5M
CP
17.5M

FY 2004

Marketing Philosophy

Direct Cataloger to Institutions

$4-$5B Market Cap

- 1.3M books annually- 200M pages
- Continued refining of mailing lists
- Highest AOV in industry: $500-600
- Highest GM in industry: 37%
- Proprietary House Lists
- Highest New Customer Growth Counts in Industry: 700-900 new per month

Marketing Philosophy

Telemarketing to out-of-school institutions

- Proven 12 man team; $350K incremental revenues per body
- High Schools, Parks, YMCA, Boys Clubs, Churches, Colleges
- "Traveler" program = physical visitations to top accounts
- Bigger orders; leverage customer/prospect base
- Promote manufactured product
- Targeting sampling program; personalization of attack
- Established OEM partnerships

Statistics

Sales by Manufacturing/Import/Domestic



Domestic
15%
Manufacturing
40%
Import
45%

CP Statistics

Sales by Sport FY '03



Football 3%
Misc 5%
Volleyball 7%
Tennis 10%
Soccer 15%
Basketball 20%
Baseball 40%

Statistics

Sales by Customer Type FY '03


Boys Clubs
1%
Middle Schools
1%
Internet
1%
YMCA
2%
Housing Auth
2%
Churches
2%
Colleges
2%
Misc
4%
Park Dept
17%
Govt
6%
Camp
12%
Bids
6%
Tennis
6%
High School
13%
School Dist
14%
Dealers
11%

Customer Base Totals



45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2001
2002
2003
2004

Sales per Book


$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
2000
2001
2002
2003

AOV Trend


$600
$500
$400
$300
$200
$100
$0
2000
2001
2002
2003

Comparisons to the Industry

(Institutional)

Average Order Size



$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$0
CP
Industry

Comparisons to the Industry
(Institutional)

New Customer Growth Rate per Month


1,000
900
800
700
600
500
400
300
200
100
0
CP
Industry

Growth Philosophy

Continued Penetration of 200K Institutional Prospect Base

- Annual purchasing power of $4 – 5B
- Leverage enhanced telesales effort
- Stress service and brand over price
- Take advantage of less experienced, less “marketing-savvy” competitors

Deeper Penetration of 35,000 Existing Accounts

- Employees dedicated to “customer retention”
- Telesales/Visits

Growth Philosophy

New Products

- 100-150 new manufacturing/import SKUs per semester
- Proprietary goods
  - ✓ Portable scoreboard
  - ✓ Transport Carts
  - ✓ Colored bleachers / cooling systems

  } *Exclusive Design Features for CP*
- Horizontal broadening into new sports

Medium-Long Range Plans

Continue Focus on Internally Driven Sales Growth

- Substantial leverage
- High margin proprietary goods
- Deeper penetration of customers; new markets; new sports

Leverage the Operating Platform

- Pump new products through the pipeline; existing infrastructure
- Continue to build on service - remove price as determinant
- Attack past and new customers via enhanced telesales department
- Attract acquisition partners to feed pipeline; broaden customer base

EPS Growth

Actual: FY 2000-2003

- Primary Shares – As Reported


$0.40
$0.30
$0.20
$0.10
$0.00
($0.10)
($0.20)
($0.30)
($0.40)
2000
2001
2002
2003

Net Income

Actual – Projected (Organic Only)

Fully Taxed Comparisons


$3.5M
$3M
$2.5M
$2M
$1.5M
$1M
$500K
$0.00
A
A
A
P
P
P
2001
2002
2003
2004
2005
2006

EPS

Organic Plus 3 Targets

- Based on 6 Million Shares Outstanding in 2004/2005
- Fully Taxed All Years



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
A
A
A
P
P
2001
2002
2003
2004
2005

CP Capital Structure

As of 8/30/03

Primary Shares Out	4, 325,000
Inside Ownership	2,500,000
*Warrants Outstanding	4,300,000 (Strike price $5.00)

* If Warrants Converted

- $21M New Capital/Equity ($3.13 Equity P/S)
- 8.625M Shares Outstanding
- 6.125M Shares in Float

Collegiate Pacific Earnings
June 30, 2003

Fourth Quarter			
	2003	2002	Change
Revenues	$6,700,000	$5,300,000	+26%
Net Income	$621,000	$481,000	+29%
EPS – Primary	$.15	$.11	+36%

Year End			
	2003	2002	Change
Revenues	$21,000,000	$16.900,000	+24%
Net Income	$1,252,000	$805,000	+56%
EPS – Primary	$.30	$.19	+57%